Exhibit 10.1
THIRD AMENDMENT TO CREDIT AGREEMENT
This THIRD AMENDMENT to the Credit Agreement referred to below, dated as of November 26, 2025 (this “Third Amendment”) by and among Advanced Drainage Systems, Inc., a Delaware corporation (the “Borrower”), the Subsidiary Guarantors party hereto, the banks and other financial institutions listed on its signature page hereto as a Revolving Lender constituting all the Revolving Lenders under the Credit Agreement, the Issuing Lenders party hereto, Barclays Bank PLC, as administrative agent (in such capacity, the “Administrative Agent”) and PNC Bank, National Association, as administrative agent under the Revolving Facility (in such capacity, the “Revolving Administrative Agent”). Capitalized terms not otherwise defined in this Third Amendment have the same meanings as specified in the Credit Agreement, as amended by this Third Amendment (the “Amended Credit Agreement”).
RECITALS
WHEREAS, the Borrower, the several banks and other financial institutions or entities parties from time to time, as lender (the “Lenders”) and the Issuing Lenders from time to time parties thereto and the Administrative Agent, entered into that certain Credit Agreement, dated as of July 31, 2019 (as amended by the First Amendment to Credit Agreement, dated as of September 24, 2019, as amended by the Second Amendment to Credit Agreement, dated as of May 26, 2022, and as further amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”);
WHEREAS, in accordance with Section 11.1 of the Credit Agreement, the Borrower, the Administrative Agent, the Revolving Administrative Agent, the Lenders constituting all the Revolving Lenders under the Credit Agreement, and the Issuing Lenders are willing to effect the amendments set forth herein and agree to the terms of the Amended Credit Agreement, in each case, on the terms and subject to the terms and conditions in this Third Amendment; and
WHEREAS, each Loan Party party hereto (collectively, the “Reaffirming Parties”, and each, a “Reaffirming Party”) expects to realize substantial direct and indirect benefits as a result of this Third Amendment becoming effective and the consummation of the transactions contemplated hereby and agrees to reaffirm its obligations pursuant to the Guarantee and Collateral Agreement, the Security Documents, and the other Loan Documents to which it is a party.
NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT
SECTION 1.1    Amended Credit Agreement. Subject to the occurrence of the Third Amendment Effective Date, the Credit Agreement shall hereby be amended by amending and restating the definition of “Revolving Termination Date” to read as follows: ““Revolving Termination Date”: the earlier of (a) May 26, 2027 and (b) the date on which the Revolving Commitments are terminated pursuant to any provision of this Agreement.”
ARTICLE II
CONDITIONS TO EFFECTIVENESS
The effectiveness of this Third Amendment will occur as set forth below.
SECTION 2.1    Third Amendment. The effectiveness of this Amendment is subject to the satisfaction (or written waiver) of the following conditions (the date of satisfaction of such conditions being referred to herein as the “Third Amendment Effective Date”):
(a)    The Revolving Administrative Agent shall have received this Third Amendment, executed and delivered by the Borrower, the Subsidiary Guarantors, the Administrative Agent, the Revolving Administrative Agent, each Revolving Lender and each Issuing Lender.

(b)    All fees and expenses required to be paid hereunder, pursuant to the Credit Agreement and otherwise in the amounts and on the dates agreed to in writing in connection with this Third Amendment, shall have been paid in full in cash or will be paid in full in cash on the Third Amendment Effective Date, including all reasonable and documented out-of-pocket expenses (including reasonable fees, charges and disbursements of Latham & Watkins LLP) incurred by the Lenders, the Issuing Lenders, the Revolving Administrative Agent and their respective Affiliates in connection with the execution and delivery of this Third Amendment.
(c)    No Default or Event of Default has occurred and is continuing on the Third Amendment Effective Date both before and after giving effect to the transactions contemplated hereunder.
(d)    Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the Third Amendment Effective Date as if made on and as of the Third Amendment Effective Date, except to the extent that such representations and warranties refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof.
(e)    The Revolving Administrative Agent shall have received (i) a certificate executed on behalf of the Borrower by a Responsible Officer of the Borrower dated as of the Third Amendment Effective Date, substantially in the form of Exhibit J of the Credit Agreement, and certifying as to the matters set forth in paragraphs (c) and (d) above, and (ii) a good standing certificate for the Borrower from its jurisdiction of organization.
(f)    The Revolving Administrative Agent shall have received (i) a certificate of each Subsidiary Guarantor, dated the Third Amendment Effective Date, substantially in the form of Exhibit C of the Credit Agreement, and (ii) a good standing certificate for each Subsidiary Guarantor from its jurisdiction of organization.
(g)    The Revolving Lenders shall have received from the Loan Parties, at least three Business Days prior to the Third Amendment Effective Date, (i) to the extent reasonably requested by the Revolving Administrative Agent or any Revolving Lender prior to the Third Amendment Effective Date, all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the Patriot Act and the Beneficial Ownership Regulation and (ii) if the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certificate in relation to the Borrower.
(h)    The Revolving Administrative Agent shall have received updated flood certifications with respect to each Mortgaged Property and evidence of flood insurance with respect to each Mortgaged Property located in an area designated by the Federal Emergency Management Agency as having special flood or mud slide hazards in a community that participates in the National Flood Insurance Program, in each case in compliance with any applicable regulations of the Board, in form and substance reasonably satisfactory to the Revolving Administrative Agent.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
To induce the other parties hereto to enter into this Third Amendment, the Borrower represents and warrants to each of the Lenders and the Revolving Administrative Agent that, as of the Third Amendment Effective Date:
(a)    this Third Amendment has been duly authorized, executed and delivered by the Borrower and constitutes, and the Amended Credit Agreement constitutes, the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);
(b)    each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the Third Amendment Effective Date as if made on and as of the Third Amendment Effective Date, except to the extent that such representations and warranties refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and
(c)    no Default or Event of Default shall have occurred and be continuing on the Incremental Amendment Effective Date both before and after giving effect to the transactions contemplated hereunder.
ARTICLE IV
EFFECTS ON LOAN DOCUMENTS
Except as specifically amended herein or contemplated hereby, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Except as specifically amended herein or contemplated hereby, the execution, delivery and effectiveness of this Third Amendment shall not operate as a waiver of any right, power or remedy of any Lender, the Administrative Agent or the Revolving Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Revolving Administrative Agent under the Loan Documents. The Borrower acknowledges and agrees that, on and after the Third Amendment Effective Date, this Third Amendment shall constitute a Loan Document for all purposes of the Amended Credit Agreement. On and after the Third Amendment Effective Date, each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Credit Agreement, and this Third Amendment and the Amended Credit Agreement shall be read together and construed as a single instrument. Nothing herein shall be deemed to entitle the Borrower to a further consent to, or a further waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other Loan Document in similar or different circumstances.
ARTICLE V
MISCELLANEOUS
SECTION 5.1    Execution by the Administrative Agent and Revolving Administrative Agent. (a) The Revolving Administrative Agent is entering into, and signing, this Third Amendment in respect of the amendments set forth in Article I hereof, as directed by the Revolving Lenders and (b) the Administrative Agent is entering into, and signing, this Third Amendment in respect of the reaffirmation set forth in Section 5.3.
SECTION 5.2    Indemnification. The Borrower hereby confirms that the indemnification provisions set forth in Sections 4.11, 10.7 and 11.5 of the Amended Credit Agreement shall apply to this Third Amendment and the transactions contemplated hereby.
SECTION 5.3    Reaffirmation. Each of the Reaffirming Parties, as party to the Credit Agreement, the Security Documents and the other Loan Documents to which it is a party, in each case as amended, supplemented or otherwise modified from time to time, hereby (i) reaffirms (A) each Lien granted by it to the Administrative Agent for the benefit of the Secured Parties and (B) any guaranties made by it pursuant to the Credit Agreement, and (ii) acknowledges and agrees that the grants of security interests by the Loan Parties contained in the Security Documents shall remain in full force and effect after giving effect to the Third Amendment. Nothing contained in this Third Amendment shall be construed as substitution or novation of the obligations outstanding under the Credit Agreement or the other Loan Documents, which shall remain in full force and effect, except to any extent modified hereby.
SECTION 5.4    Amendments; Execution in Counterparts; Severability.
(a)    This Third Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower, the Lenders party hereto, the Issuing Lenders party hereto, the Administrative Agent and the Revolving Administrative Agent, in each case to the extent required by the Amended Credit Agreement; and
(b)    Any provision of this Third Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 5.5    Governing Law; Waiver of Jury Trial; Jurisdiction. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY IRREVOCABLY ABD UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS THIRD AMENDMENT, THE AMENDED CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN. The provisions of Sections 11.11 and 11.12 of the Amended Credit Agreement are incorporated herein by reference, mutatis mutandis.
SECTION 5.6    Headings. Section headings in this Third Amendment are included herein for convenience of reference only, are not part of this Third Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Third Amendment.
SECTION 5.7    Counterparts. This Third Amendment may be executed by one or more of the parties to this Third Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Third Amendment by facsimile transmission or electronic transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Third Amendment. Without limitation of the foregoing, the words “execution”, “executed”, “signed”, “signature” and words of like import shall be deemed to include electronic signatures, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transaction Act.
[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.
Borrower:

ADVANCED DRAINAGE SYSTEMS, INC.

By:	/s/ Scott A. Cottrill
Name:	Scott A. Cottrill
Title:	Executive Vice President, Chief Financial Officer, and Secretary

Guarantors:

STORMTECH LLC

By:	/s/ Dean G. Bruno
Name:	Dean G. Bruno
Title:	Treasurer

INFILTRATOR WATER TECHNOLOGIES, LLC

By:	/s/ Dean G. Bruno
Name:	Dean G. Bruno
Title:	Treasurer

ORENCO SYSTEMS, INC.

By:	/s/ Dean G. Bruno
Name:	Dean G. Bruno
Title:	Treasurer

PNC BANK, NATIONAL ASSOCIATION,
as Revolving Administrative Agent, Swingline Lender, Revolving Lender and Issuing Lender

By:	/s/ Anthony Irwin
Name:	Anthony Irwin
Title:	Senior Vice President

BARCLAYS BANK, PLC,
as Administrative Agent, a Revolving Lender and Issuing Lender

By:	/s/ Charlene Saldanha
Name:	Charlene Saldanha
Title:	Director

BANK OF AMERICA, N.A.,
as a Revolving Lender

By:	/s/ Gregg Bush
Name:	Gregg Bush
Title:	Senior Vice President

MORGAN STANLEY BANK, N.A.,
as a Revolving Lender and Issuing Lender

By:	/s/ Margaret Stock
Name:	Margaret Stock
Title:	Authorized Signatory

BMO BANK, N.A.,
as a Revolving Lender

By:	/s/ James Stephens
Name:	James Stephens
Title:	Director

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Revolving Lender

By:	/s/ Andrew C. Glenn
Name:	Andrew C. Glenn
Title:	Senior Vice President

HSBC BANK USA, N.A.,
as a Revolving Lender

By:	/s/ Sandy Centa
Name:	Sandy Centa
Title:	SVP

CITIZENS BANK, N.A.,
as a Revolving Lender

By:	/s/ Jennifer Rotariz
Name:	Jennifer Rotariz
Title:	Vice President

JPMORGAN CHASE BANK, N.A.,
as a Revolving Lender

By:	/s/ Kody J. Nerios
Name:	Kody J. Nerios
Title:	Authorized Officer

NORTHWEST BANK,
as a Revolving Lender

By:	/s/ Jeffrey Dears
Name:	Jeffrey Dears
Title:	Senior Vice President